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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 10, 2002 relating to the financial statements of Advanced Digital Information Corporation, which appears in Advanced Digital Information Corporation's Annual Report on Form 10-K for the year ended October 31, 2002.

/s/ PriceWaterhouse Coopers LLP

Seattle, Washington
May 13, 2003